UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

STONERIDGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377

(Address of principal executive offices, and Zip Code)

(248) 489-9300

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company held its Annual Meeting of Shareholders on May 19, 2020 (the “2020 Annual Meeting”).

At the 2020 Annual Meeting, the Company’s shareholders approved an amendment to the Stoneridge, Inc. 2016 Long-Term Incentive Plan (“2016 LTIP”) to increase Common Shares available for issuance.  The approved amendment to the 2016 LTIP increases the number of Common Shares available for issuance by 1,100,000 Common Shares bringing the total to 2,900,000 Common Shares. A description of the amendment to the 2016 LTIP is included in the Company’s proxy statement which was filed with the Securities and Exchange Commission on Schedule 14A on April 2, 2020.  A copy of the amendment to the 2016 LTIP is attached hereto as Exhibit 99.1.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting the following matters were voted on by the Company’s shareholders:

1.	The eight Company nominees for election to the Board of Directors were elected, each for a one-year term, by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Jonathan B. DeGaynor	24,376,821	482,406	978,826
Jeffrey P. Draime	23,840,036	1,019,191	978,826
Douglas C. Jacobs	24,333,953	525,274	978,826
Ira C. Kaplan	23,876,240	982,987	978,826
Kim Korth	24,046,814	812,413	978,826
William M. Lasky	22,211,918	2,647,309	978,826
George S. Mayes, Jr.	24,630,814	228,413	978,826
Paul J. Schlather	24,378,487	480,740	978,826

2.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2020 was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
25,586,411	250,604	1,038	-

3.	A non-binding advisory resolution to approve the 2019 compensation paid to the Company’s Named Executive Officers was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
24,773,867	65,097	20,263	978,826

The Company’s policy is to have an advisory non-binding shareholder vote on the compensation of the Company’s Named Executive Officers on an annual basis. The Company may change this policy after the next required shareholder vote on how frequently shareholders will vote on a non-binding resolution to approve the compensation of the Company’s Named Executive Officers.

4.	The amendment to 2016 Long-Term Incentive Plan to increase Common Shares available for issuance was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
17,546,149	7,306,190	6,888	978,826

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	First Amendment to the Stoneridge, Inc. 2016 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: May 20, 2020	/s/ Robert R. Krakowiak
Robert R. Krakowiak, Executive Vice President Chief Financial Officer and Treasurer (Principal Financial Officer)